[USAA
EAGLE
LOGO (R)]

                         USAA EXTENDED MARKET INDEX FUND
                        SUPPLEMENT DATED AUGUST 21, 2009
                            TO THE FUND'S PROSPECTUS
                                DATED MAY 1, 2009


DELETE THE FIRST PARAGRAPH UNDER "WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?" ON PAGE 2 OF THE FUND'S PROPSECTUS AND REPLACE WITH THE
FOLLOWING:

The Fund seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index. The Dow Jones U.S. Completion Total Stock Market Index measures the performance of all small- and mid-cap stocks as measured by the Dow Jones U.S. Total Stock Market Index less the stocks in the S&P 500 Index. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.






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